Exhibit 99.1
Insperity Announces Upcoming Retirement of CFO Douglas S. Sharp and Names Insperity Veteran James D. Allison as Successor
HOUSTON – August 27, 2024 – Insperity, Inc. (NYSE: NSP), a leading provider of human resources and business performance solutions for America’s best businesses, today announced that its executive vice president of finance, chief financial officer and treasurer, Douglas S. Sharp, has elected to retire on November 15, 2024, after having served as the chief financial officer of Insperity for 21 years.
Insperity also announced the appointment of James D. Allison as Mr. Sharp’s successor, which will also be effective on November 15, 2024. Mr. Allison, who currently serves as executive vice president of comprehensive benefit solutions and chief profitability officer, first joined Insperity in 1997 and worked in various roles of increasing responsibility in its finance department until 2011. Mr. Allison was promoted to Senior Vice President of Pricing and Cost Analysis in 2011. In 2018, in connection with a further promotion, he assumed responsibilities for the company’s gross profit drivers, including pricing, benefit plans, retirement solutions, and workers’ compensation programs. Prior to joining Insperity, Mr. Allison, a certified public accountant, was an auditor for Ernst & Young LLP.
Insperity expects that Mr. Allison will retain oversight of the business functions that he currently leads while also adding the responsibilities of his new role.
“Doug has played a key role in helping Insperity deliver growth and profitability over the past two decades,” said Paul J. Sarvadi, the company’s chairman and chief executive officer. “On behalf of the Board of Directors and our management team, I want to express our sincere appreciation to Doug for his dedication to the success of Insperity over these many years, and we wish him the very best in his well-earned retirement. I am also pleased that Jim will succeed Doug as CFO, which I believe is a testament to our succession planning. I am confident that Jim is the right leader for this role as we focus on the future of our business and consolidate our gross profit operations and finance departments under a single executive officer.”
Mr. Sharp stated, “It has been a great honor to have served as Insperity’s CFO for these years and I am proud of the difference that Insperity has made for thousands of small and medium-sized businesses and the communities in which they operate.” Mr. Sharp further noted, “Having had the privilege of working directly with Jim for my entire 25 years at Insperity, I believe that his deep understanding of the company’s business and our industry, along with his strong financial and senior leadership experience, will enable him to help the company to capitalize on the opportunities that lie ahead.”
In addition, Sean P. Duffy will be promoted to senior vice president of finance and accounting, and will oversee the company’s accounting, financial reporting, tax, investment and cash management, and certain other functions. Since first joining Insperity in 2002, Mr. Duffy has held positions of increasing responsibility within the company’s finance department. Mr. Duffy has served as vice president of finance and controller since 2011, in which position he reported to Mr. Sharp and worked extensively with senior management, including Mr. Allison, on financial and accounting matters. Prior to joining Insperity, Mr. Duffy, a certified public accountant, was an auditor for Arthur Andersen LLP.
About Insperity
Since 1986, Insperity’s mission has been to help businesses succeed so communities prosper. Offering the most comprehensive suite of scalable HR solutions available in the marketplace, Insperity is defined by an unrivaled breadth and depth of services and level of care. Through an optimal blend of premium HR service and technology, Insperity delivers the administrative relief, reduced liabilities and better benefit solutions that businesses need for sustained growth. With 2023 revenues of $6.5 billion and more than 90 offices throughout the U.S., Insperity is currently making a difference in thousands of businesses and communities nationwide. For more information, visit http://www.insperity.com.

Forward-Looking Statements
The statements contained herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify such forward-looking statements by the words “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “likely,” “possibly,” “probably,” “could,” “goal,” “opportunity,” “objective,” “target,” “assume,” “outlook,” “guidance,” “predicts,” “appears,” “indicator” and similar expressions. Forward-looking statements involve a number of risks and uncertainties. In the normal course of business, in an effort to help keep our stockholders and the public informed about our operations, from time to time, we may issue such forward-looking statements, either orally or in writing. Generally, these statements relate to business plans or strategies, including our strategic partnership with Workday, Inc.; projected or anticipated benefits or other consequences of such plans or strategies; or projections involving anticipated revenues, earnings, average number of worksite employees, benefits and workers’ compensation costs, or other operating results. We base these forward-looking statements on our current expectations, estimates and projections. We caution you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Therefore, the actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: (1) adverse economic conditions; (2) failure to comply with or meet client expectations regarding certain COVID-19 relief programs; (3) bank failures or other events affecting financial institutions; labor shortages, increasing competition for highly skilled workers, and evolving employee expectations regarding the workplace; (4) impact of inflation; (5) vulnerability to regional economic factors because of our geographic market concentration; (6) failure to comply with covenants under our credit facility; (7) impact of a future outbreak of highly infectious or contagious disease; (8) our liability for WSEE payroll, payroll taxes and benefits costs, or other liabilities associated with actions of our client companies or WSEEs, including if our clients fail to pay us; (9) increases in health insurance costs and workers’ compensation rates and underlying claims trends, health care reform, financial solvency of workers’ compensation carriers, other insurers or financial institutions, state unemployment tax rates, liabilities for employee and client actions or payroll-related claims; (10) an adverse determination regarding our status as the employer of our WSEEs for tax and benefit purposes and an inability to offer alternative benefit plans following such a determination; (11) cancellation of client contracts on short notice, or the inability to renew client contracts or attract new clients; (12) the ability to secure competitive replacement contracts for health insurance and workers’ compensation insurance at expiration of current contracts; (13) regulatory and tax developments and possible adverse application of various federal, state and local regulations; (14) failure to manage growth of our operations and the effectiveness of our sales and marketing efforts; (15) the impact of the competitive environment and other developments in the human resources services industry, including the PEO industry, on our growth and/or profitability; (16) an adverse final judgment or settlement of claims against Insperity; (17) disruptions of our information technology systems or failure to enhance our service and technology offerings to address new regulations or client expectations; (18) our liability or damage to our reputation relating to disclosure of sensitive or private information as a result of data theft, cyberattacks or security vulnerabilities; (19) failure of third-party providers, such as financial institutions, data centers or cloud service providers; (20) our ability to fully realize the anticipated benefits of our strategic partnership and plans to develop a joint solution with Workday, Inc.; and (21) our ability to integrate or realize expected returns on future product offerings, including through acquisitions, strategic partnerships, and investments. These factors are discussed in further detail in Insperity’s filings with the U.S. Securities and Exchange Commission. Any of these factors, or a combination of such factors, could materially affect the results of our operations and whether forward-looking statements we make ultimately prove to be accurate.
Any forward-looking statements are made only as of the date hereof and, unless otherwise required by applicable securities laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.